Heller Equipment Asset Receivables Trust 1999-1
- ---------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                                    December 2, 2001         to                 January 2, 2002
Determination Date                                                    January 9, 2002
Distribution Date                                                    January 14, 2002

Available Amounts
- -----------------

         Scheduled Payments plus Payaheads, net of Excluded Amounts                           3,404,660.35
         Prepayment Amounts                                                                     526,655.84
         Recoveries                                                                             740,641.70
         Investment Earnings on Collection Account and Reserve Fund                               4,586.95
         Late Charges                                                                            12,374.56
         Servicer Advances                                                                      608,097.88

         Total Available Amounts                                                              5,297,017.28
         -----------------------                                                              ------------

Payments on Distribution Date
- -----------------------------

         Trustee Fees (only applicable pursuant to an Event of Default)                               0.00

         Unreimbursed Servicer Advances to the Servicer                                               0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                         0.00

         Interest due to Class A-1 Notes                                                              0.00

         Interest due to Class A-2 Notes                                                              0.00

         Interest due to Class A-3 Notes                                                        100,812.69

         Interest due to Class A-4 Notes                                                        146,800.09

         Interest due to Class B Notes                                                           13,495.76

         Interest due to Class C Notes                                                           11,983.78

         Interest due to Class D Notes                                                           22,175.27

         Class A-1 Principal Payment Amount                                                           0.00

         Class A-2 Principal Payment Amount                                                           0.00

         Class A-3 Principal Payment Amount                                                   3,585,326.93

         Class A-4 Principal Payment Amount                                                           0.00

         Class B Principal Payment Amount                                                             0.00

         Class C Principal Payment Amount                                                             0.00

         Class D Principal Payment Amount                                                             0.00

         Additional Principal to Class A-2 Notes                                                      0.00

         Additional Principal to Class A-3 Notes                                              1,446,900.77

         Additional Principal to Class A-4 Notes                                                      0.00

         Additional Principal to Class B Notes                                                        0.00

         Additional Principal to Class C Notes                                                        0.00

         Additional Principal to Class D Notes                                                        0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                             0.00
         Deposit to the Reserve Fund                                                            (30,478.01)
         Excess to Certificateholder                                                                  0.00

         Total distributions to Noteholders and Certificateholders                            5,297,017.28
         ---------------------------------------------------------                            ------------


Heller Equipment Asset Receivables Trust 1999-1
- ------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
- --------------------------------------

         Trustee fees due on Distribution Date                                                                0.00


Unreimbursed Servicer Advances
- ------------------------------

         Unreimbursed Servicer Advances                                                                       0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
- -----------------------------------------------------------------

  (i)    Servicing Fee Percentage                                                                             0.40%
 (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                            59,055,315.09
(iii)    Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                              0.00

 (iv)    Servicing Fee accrued but not paid in prior periods                                                  0.00

         Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 0.00

         Servicing Fee carried forward                                                                        0.00

         Monthly Servicing Fee distributed                                                                    0.00


Class A-1 Interest Schedule
- ---------------------------

         Opening Class A-1 principal balance                                                                  0.00
         Class A-1 Interest Rate                                                                          4.94795%
         Number of days in Accrual Period                                                                       31
         Current Class A-1 interest due                                                                       0.00
         Class A-1 interest accrued but not paid in prior periods                                             0.00
         Total Class A-1 interest due                                                                         0.00
         Class A-1 interest carried forward                                                                   0.00

         Class A-1 interest distribution                                                                      0.00


Class A-2 Interest Schedule
- ---------------------------

         Opening Class A-2 principal balance                                                                   -
         Class A-2 Interest Rate                                                                             5.26%
         Current Class A-2 interest due                                                                         -
         Class A-2 interest accrued but not paid in prior periods                                             0.00
         Total Class A-2 interest due                                                                           -
         Class A-2 interest carried forward                                                                   0.00

         Class A-2 interest distribution                                                                        -


Class A-3 Interest Schedule
- ---------------------------

         Opening Class A-3 principal balance                                                         21,995,495.88
         Class A-3 Interest Rate                                                                              5.50%
         Current Class A-3 interest due                                                                 100,812.69
         Class A-3 interest accrued but not paid in prior periods                                             0.00
         Total Class A-3 interest due                                                                   100,812.69
         Class A-3 interest carried forward                                                                   0.00

         Class A-3 interest distribution                                                                100,812.69


Class A-4 Interest Schedule
- ---------------------------

         Opening Class A-4 principal balance                                                         31,345,216.00
         Class A-4 Interest Rate                                                                              5.62%
         Current Class A-4 interest due                                                                 146,800.09
         Class A-4 interest accrued but not paid in prior periods                                             0.00
         Total Class A-4 interest due                                                                   146,800.09
         Class A-4 interest carried forward                                                                   0.00

         Class A-4 interest distribution                                                                146,800.09


Class B Interest Schedule
- -------------------------

         Opening Class B principal balance                                                            2,782,630.66
         Class B Interest Rate                                                                                5.82%

         Current Class B interest due                                                                    13,495.76
         Class B interest accrued but not paid in prior periods                                               0.00
         Total Class B interest due                                                                      13,495.76
         Class B interest carried forward                                                                     0.00

         Class B interest distribution                                                                   13,495.76

Class C Interest Schedule

         Opening Class C principal balance                                                            2,226,089.76
         Class C Interest Rate                                                                                6.46%
         Current Class C interest due                                                                    11,983.78
         Class C interest accrued but not paid in prior periods                                               0.00
         Total Class C interest due                                                                      11,983.78
         Class C interest carried forward                                                                     0.00

         Class C interest distribution                                                                   11,983.78

Class D Interest Schedule

         Opening Class D principal balance                                                            2,901,888.98
         Class D  Interest Rate                                                                               9.17%
         Current Class D interest due                                                                    22,175.27
         Class D interest accrued but not paid in prior periods                                               0.00
         Total Class D interest due                                                                      22,175.27
         Class D interest carried forward                                                                     0.00

         Class D interest distribution                                                                   22,175.27

Class A-1 Principal Schedule

         Class A-1 Maturity Date                                                                      May 15, 2000
   (i)   Opening Class A-1 principal balance                                                                  0.00
  (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance                 61,251,321.28
  (iii)  ADCB as of last day of the Collection Period                                                54,701,313.62
  (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                    6,550,007.66
         Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                       0.00
         Class A-1 Principal Payment Amount distribution                                                      0.00

         Class A-1 Principal Balance after current distribution                                               0.00

Class A Principal Payment Amount

   (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                       53,340,711.88
  (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)                           49,755,384.95
         Class A Principal Payment Amount                                                             3,585,326.93
         Funds available for distribution                                                             3,585,326.93

Class A-2 Principal Schedule

         Opening Class A-2 principal balance                                                                     -
         Class A-2 Principal Payment Amount distribution                                                      0.00
         Class A-2 principal balance after current distribution                                                  -

Class A-3 Principal Schedule

         Opening Class A-3 principal balance                                                         21,995,495.88
         Class A-3 Principal Payment Amount distribution                                              3,585,326.93

         Class A-3 principal balance after current distribution, before Additional Principal         18,410,168.95




Class A-4 Principal Schedule
         Opening Class A-4 principal balance                                                         31,345,216.00
         Class A-4 Principal Payment Amount distribution                                                      0.00

         Class A-4 principal balance after current distribution                                      31,345,216.00

Class B Principal Schedule

         Opening Class B principal balance                                                            2,782,630.66
         Class B Target Investor Principal Amount (3.7674% * ending ADCB)                             2,060,817.29
         Class B Floor                                                                                3,610,169.46
         Class B Principal Payment Amount due                                                                 0.00
         Class B Principal Payment Amount distribution                                                        0.00

         Class B principal balance after current distribution                                         2,782,630.66

Class C Principal Schedule

         Opening Class C principal balance                                                            2,226,089.76
         Class C Target Investor Principal Amount (3.0139% * ending ADCB)                             1,648,642.89
         Class C Floor                                                                                2,226,089.76
         Class C Principal Payment Amount due                                                                 0.00
         Class C Principal Payment Amount distribution                                                        0.00

         Class C principal balance after current distribution                                         2,226,089.76

Class D Principal Schedule

         Opening Class D principal balance                                                            2,901,888.98
         Class D Target Investor Principal Amount (1.5070% * ending ADCB)                               824,348.80
         Class D Floor                                                                                2,901,888.98
         Class D Principal Payment Amount due                                                                 0.00
         Class D Principal Payment Amount distribution                                                        0.00

         Class D principal balance after current distribution                                         2,901,888.98

Additional Principal Schedule

         Floors applicable (Yes/No)                                                                            Yes
         Monthly Principal Amount                                                                     6,550,007.66
         Sum of Principal Payments payable on all classes                                             3,585,326.93
         Additional Principal  payable                                                                2,964,680.73
         Additional Principal available, if payable                                                   1,446,900.77


         Class A-2 Additional Principal allocation                                                            0.00
         Class A-2 principal balance after current distribution                                                  -

         Class A-3 Additional Principal allocation                                                       1,446,901
         Class A-3 principal balance after current distribution                                      16,963,268.18

         Class A-4 Additional Principal allocation                                                            0.00
         Class A-4 principal balance after current distribution                                      31,345,216.00

         Class B Additional Principal allocation                                                              0.00
         Class B principal balance after current distribution                                         2,782,630.66

         Class C Additional Principal allocation                                                              0.00
         Class C principal balance after current distribution                                         2,226,089.76

         Class D Additional Principal allocation                                                              0.00
         Class D principal balance after current distribution                                         2,901,888.98




Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
   (i)   Servicing Fee Percentage                                                                             0.40%
  (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                            59,055,315.09
  (iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                      19,685.11
  (iv)   Servicing Fee accrued but not paid in prior periods                                          1,642,823.47
         Total Servicing Fee due and accrued ( (iii) + (iv) )                                         1,662,508.58
         Servicing Fee carried forward                                                                1,662,508.58

         Monthly Servicing Fee distributed                                                                    0.00

Reserve Fund Schedule

         ADCB as of the end of the Collection Period                                                 54,701,313.62
         Required Reserve Amount (ending ADCB * 0.70%)                                                  382,909.20
         Prior month Reserve Fund balance                                                               413,387.21
         Deposit to Reserve Fund - excess funds                                                               0.00
         Interim Reserve Fund Balance                                                                   413,387.21
         Current period draw on Reserve Fund for Reserve Interest Payments                                    0.00
         Current period draw on Reserve Fund for Reserve Principal Payments                              30,478.01
         Excess to Certificateholder                                                                          0.00
         Ending Reserve Fund balance                                                                    382,909.20

         Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                  0.70%




Heller Equipment Asset Receivables Trust 1999-1
- ------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
    Class A-1
    ---------

    Class A-1 principal balance                                                                               0.00
    Initial Class A-1 principal balance                                                             130,040,761.00

    Note factor                                                                                        0.000000000


    Class A-2
    ---------

    Class A-2 principal balance                                                                               0.00
    Initial Class A-2 principal balance                                                              66,680,434.00

    Note factor                                                                                        0.000000000


    Class A-3
    ---------

    Class A-3 principal balance                                                                      16,963,268.18
    Initial Class A-3 principal balance                                                             135,293,633.00

    Note factor                                                                                        0.125381127


    Class A-4
    ---------

    Class A-4 principal balance                                                                      31,345,216.00
    Initial Class A-4 principal balance                                                              31,345,216.00

    Note factor                                                                                        1.000000000


    Class B
    -------

    Class B principal balance                                                                         2,782,630.66
    Initial Class B principal balance                                                                 9,663,831.00

    Note factor                                                                                        0.287942811


    Class C
    -------

    Class C principal balance                                                                         2,226,089.76
    Initial Class C principal balance                                                                 7,731,065.00

    Note factor                                                                                        0.287940893



    Class D
    -------

    Class D principal balance                                                                         2,901,888.98
    Initial Class D principal balance                                                                 3,865,532.00

    Note factor                                                                                        0.750708824



Heller Equipment Asset Receivables Trust 1999-1
- ----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
Cumulative Loss Amount Schedule
- -------------------------------

   (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            61,251,321.28
  (ii)   Overcollateralization Balance as of the preceding Distribution Date                                                 0.00
  (iii)  Monthly Principal Amount                                                                                    6,550,007.66
  (iv)   Available Amounts remaining after the payment of interest                                                   5,001,749.68
   (v)   ADCB as of the end of the Collection Period                                                                54,701,313.62
         Cumulative Loss Amount                                                                                      1,548,257.98


Class B Floor Calculation
- -------------------------

         Class B Floor percentage                                                                                            1.86%
         Initial ADCB                                                                                              386,553,237.98
         Cumulative Loss Amount for current period                                                                   1,548,257.98
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and
          Overcollateralization Balance                                                                              5,127,978.74
         Class B Floor                                                                                               3,610,169.46


Class C Floor Calculation
- -------------------------

         Class C Floor percentage                                                                                            1.09%
         Initial ADCB                                                                                              386,553,237.98
         Cumulative Loss Amount for current period                                                                   1,548,257.98
         Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                      2,901,888.98
         Class C Floor                                                                                               2,226,089.76


Class D Floor Calculation
- -------------------------

         Class D Floor percentage                                                                                            0.47%
         Initial ADCB                                                                                              386,553,237.98
         Cumulative Loss Amount for current period                                                                   1,548,257.98
         Overcollateralization Balance                                                                                       0.00
         Class D Floor                                                                                               2,901,888.98


Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred  (Yes/No)                                                                                     No


10% Substitution Limit Calculation
- ----------------------------------

         ADCB as of the Cut-off Date:                                                                              386,553,237.98

         Cumulative DCB of Substitute Contracts replacing materially modified contracts                              5,700,693.36
         Percentage of Substitute Contracts replacing materially modified contracts                                          1.47%

         Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                  No


5% Skipped Payment Limit Calculation
- ------------------------------------

         The percent of contracts with Skipped Payment modifications                                                         0.45%
         The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                      No
         Any Skipped Payments have been deferred later than January 1, 2006                                                    No


Heller Equipment Asset Receivables Trust 1999-1
- ---------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data

ADCB as of the first day of the Collection Period                                                             59,055,315.09
ADCB as of the last day of the Collection Period                                                              54,701,313.62

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                    108,454.57
Number of Contracts that became Defaulted Contracts during the period                                                     6
Defaulted Contracts as a percentage of ADCB (annualized)                                                              2.38%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                       319,238.64
Number of Prepaid Contracts as of the last day of the Collection Period                                                   8

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                   0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                            0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                  0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                 740,641.70

Cumulative Servicer Advances paid by the Servicer                                                             21,680,284.73
Cumulative reimbursed Servicer Advances                                                                       21,072,186.85



Delinquencies and Losses                                      Dollars                        Percent
- ------------------------                                      -------                        -------

         Current                                            51,886,715.18                      94.85%
         31-60 days past due                                 1,607,554.97                       2.94%
         61-90 days past due                                   586,474.63                       1.07%
         Over 90 days past due                                 620,568.84                       1.13%
                                                            -------------                    -------
         Total                                              54,701,313.62                     100.00%

         31+ days past due                                   2,814,598.44                       5.15%


   (i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                         13,069,220.91
  (ii)   Cumulative Recoveries realized on Defaulted Contracts                                             6,145,687.11
         Cumulative net losses to date  ( (i) - (ii) )                                                     6,923,533.80
         Cumulative net losses as a percentage of the initial ADCB                                                 1.79%
